Exhibit 32.1
Certification of Principal Executive and Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “Report”) of Fortress International Group, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas P. Rosato, Chief Executive Officer of the Registrant, and Timothy C. Dec, Chief Financial Officer of the Registrant, hereby certify that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2008	By:	/s/ Thomas P. Rosato
Thomas P. Rosato Chief Executive Officer (Principal Executive and Financial Officer)

Date: May 14, 2008	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer (Principal Financial Officer)